SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[_]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                          Home Building Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:


________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:


________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:


________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:


________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                    [HOME BUILDING BANCORP, INC. LETTERHEAD]

                                                                December 6, 1999

Dear Fellow Shareholder:

         On behalf of the Board of Directors and management of Home Building Bancorp, Inc., we cordially invite you to attend the annual meeting of shareholders. The annual meeting will be held at 10:30 a.m. local time, on January 17, 2000 at our main office located at 200 East Van Trees Street, Washington, Indiana. The annual meeting will include management's report to you on our 1999 financial and operating performance.

         An important aspect of the annual meeting process is the annual shareholder vote on corporate business items. Whether or not you plan to attend the annual meeting, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE. This will save us additional expense in soliciting proxies and will ensure that your shares are represented at the annual meeting.

         Your Board of Directors and management are committed to the continued success of Home Building Bancorp, Inc., and the enhancement of your investment. As President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                                     Very truly yours,


                                     /s/ Bruce A. Beesley
                                     -------------------------------------------
                                     BRUCE A. BEESLEY
                                     President and Chief Executive Officer

                           HOME BUILDING BANCORP, INC.
                            200 East Van Trees Street
                            Washington, Indiana 47501
                                 (812) 254-2641

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on January 17, 2000

         Notice is hereby given that the annual meeting of shareholders of Home Building Bancorp, Inc. will be held at our main office located at 200 East Van Trees Street, Washington, Indiana, on January 17, 2000, at 10:30 a.m. local time.

         A proxy card and a proxy statement for the annual meeting are enclosed.

         The annual meeting is for the purpose of considering and voting upon:

         Proposal 1.       The  election  of  two  directors  of  Home  Building
                           Bancorp, each with a term of three years;

         Proposal 2.       The  ratification  of the  appointment  of Kemper CPA
                           Group LLC as  independent  auditors for Home Building
                           Bancorp for the fiscal year ending September 30, 2000; and

such other matters as may properly come before the annual meeting, or any adjournments thereof. We are not aware of any other business to come before the annual meeting.

         Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned. Shareholders of record at the close of business on November 17, 1999, are the shareholders entitled to vote at the annual meeting, and any adjournments thereof.

         You are requested to complete, sign and date the enclosed form of proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the annual meeting in person.

                                     BY ORDER OF THE BOARD OF DIRECTORS



                                     /s/ Bruce A. Beesley
                                     -------------------------------------------
                                     BRUCE A. BEESLEY
                                     President and Chief Executive Officer

Washington, Indiana
December 6, 1999

--------------------------------------------------------------------------------
       IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING.
          A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                           HOME BUILDING BANCORP, INC.
                            200 East Van Trees Street
                            Washington, Indiana 47501
                                 (812) 254-2641

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 17, 2000

         Home Building Bancorp, Inc.'s Board of Directors is using this proxy statement to solicit proxies from the holders of Home Building Bancorp common stock for use at our annual meeting of shareholders. We are first mailing this proxy statement and the enclosed form of proxy to our shareholders on or about December 6, 1999.

         Certain of the information provided herein relates to our wholly owned subsidiary, Home Building Savings Bank, FSB.

TIME AND PLACE OF THE ANNUAL MEETING; MATTERS TO BE CONSIDERED

         Our annual meeting will be held as follows:

         DATE:    January 17, 2000
         TIME:    10:30 a.m., central standard time
         PLACE:   Offices of Home Building Bancorp
                  200 East Van Trees Street
                  Washington, Indiana

         At the annual meeting, shareholders are being asked to consider and vote upon the following proposals:

         o the election of two directors of Home Building Bancorp, each with a term of three years;

         o the ratification of the appointment of Kemper CPA Group LLC as Home Building Bancorp's independent auditors for the fiscal year ending September 30, 2000; and

any other matters that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described above.

PROXIES AND PROXY SOLICITATION

         If a shareholder properly executes the enclosed proxy, the proxies named will vote the shares represented by that proxy at the annual meeting. Where a shareholder specifies a choice, the proxy will be voted in accordance with the shareholder's instructions. Where no specific direction is given, the proxies will vote the shares "FOR" the election of management's nominees for directors of Home Building Bancorp, and "FOR" the appointment of Kemper CPA Group LLC as Home Building Bancorp's independent auditors for the fiscal year ending September 30, 2000. As to any other matters presented at the annual meeting, the shares for which proxies have been received will be voted in accordance with the discretion of the proxies.

         Any proxy given pursuant to this solicitation or otherwise may be revoked by the shareholder giving it at any time before it is voted by delivering to the Secretary of Home Building Bancorp at the above address, on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of common stock or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy.

         We will pay the cost of soliciting proxies. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Home Building Bancorp common stock.

VOTING RIGHTS; VOTE REQUIRED

         Shareholders of record as of the close of business on November 17, 1999 will be entitled to one vote on each matter presented for a vote at the annual meeting for each share of Home Building Bancorp common stock then held. Such vote may be exercised in person or by a properly executed proxy as discussed above. Directors shall be elected by a plurality of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. Ratification of the appointment of Kemper CPA Group LLC as independent auditors for the fiscal year ending September 30, 2000 requires the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on the matter.

         With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors and will be counted as present for purposes of the item on which the abstention is noted. Abstentions on the proposal to ratify Kemper CPA Group LLC as our independent auditors will have the effect of a negative vote since that proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the annual meeting. A broker non-vote (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons as to certain proposals on which such beneficial owners or persons are entitled to vote their shares but with respect to which the brokers or nominees have no discretionary power to vote without such instructions) will have no effect on the outcome of the election of directors or the ratification of auditors. Brokers who do not receive instructions are entitled to vote on the election of directors and the ratification of our independent auditors.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         As of November 17, 1999, we had 296,660 shares of common stock outstanding and entitled to vote at the annual meeting. The following table sets forth, as of November 17, 1999, information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of common stock; (ii) each member of the Home Building Bancorp Board of Directors; (iii) each executive officer of Home Building Bancorp named in the Summary Compensation table appearing under "Executive Compensation" below and
(iv) all directors and officers as a group. The addresses of each of the beneficial owners, except where otherwise indicated, is the same address as Home Building Bancorp.

                                                                                    Shares
                                                                                 Beneficially                      Percent of
                             Beneficial Owners                                     Owned(1)                           Class
------------------------------------------------------------------------------------------------------------------------------------
Home Building Bancorp, Inc. Employee Stock Ownership Plan                                27,051(2)                     9.12%

Amos and Lily Wittmer                                                                    21,305(3)                     7.16
RR#2 Box 456
Montgomery, Indiana  47558

Bruce A. Beesley, President, Chief Executive Officer and                                 21,225(4)                     7.04
   Director

Blake L. Chambers, Director                                                              24,206                        8.14

Larry G. Wilson, Director                                                                 1,706                        0.57

C. Darrell Deem, Director                                                                 7,206                        2.42

Gregory L. Haag, Director                                                                 6,137                        2.06

James E. Scheid, Director                                                                 2,537                        0.85

Directors and executive officers as a group (7 persons)                                  68,455(5)                    22.72

----------
(1) The nature of beneficial ownership for shares reported in this column is sole voting and investment power, except as otherwise noted in these footnotes. Included in the shares beneficially owned by the named individuals are (i) options to purchase 4,830 shares and 723 shares of common stock granted to President Beesley and each non-employee director, respectively, which options are either currently exercisable or exercisable with 60 days of November 17, 1999 and (ii) 1,288 shares and 192 shares of restricted common stock granted to President Beesley and each non-employee director, respectively, as to which each individual has shared voting and no dispositive power until such restricted shares are vested and no longer subject to restriction.

(2) The amount reported represents shares of common stock held by the ESOP, 15,516 shares of which have been allocated to accounts of participants. First Bankers Trust Company, N.A., Quincy, Illinois, as the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants. Pursuant to the terms of the ESOP, participants in the ESOP have the right to direct the voting of shares allocated to participant accounts.

(3) Mr. Wittmer was a director of Home Building Bancorp until his retirement. Mr. Wittmer has reported sole voting and dispositive power with respect to all shares reported as beneficially owned by him, except for 20,000 shares held individually by his wife as to which he has reported shared voting and dispositive power and 193 shares of restricted shares as to which the voting power has been transferred to a third party until such restricted shares are vested and no longer subject to restriction. Included in the shares reported as beneficially owned by Mr. Wittmer are options to purchase 626 shares which are either currently exercisable or exercisable within 60 days of November 17, 1999.

(4) Mr. Beesley has (i) shared voting and dispositive power with respect to 11,288 shares held in two revocable trusts and (ii) sole voting and shared dispositive power with the trustees of the ESOP with respect 3,175 shares allocated to Mr. Beesley under the ESOP.

(5) The amount reported represents shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers. This amount also includes options to purchase 9,411 shares which are either currently exercisable or exercisable within 60 days of November 17, 1999 and 2,505 shares of restricted common stock which each individual has shared voting and no dispositive power until such restricted shares are vested and no longer subject to restriction.

                       PROPOSAL I -- ELECTION OF DIRECTORS

         Our Board of Directors is currently composed of six members. One-third of the Directors are elected annually to serve for a three-year term or until their respective successors are elected and qualified.

         The following table sets forth certain information regarding our Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the annual meeting "For" the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why a nominee might be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.

                                                                                                  Term
                                                 Position(s) Held with             Director        to
              Name               Age(1)          Home Building Bancorp             Since(2)      Expire
-------------------------------------------------------------------------------------------------------------
                                                  NOMINEES

Gregory L. Haag                    47   Director                                      1991         2003
James E. Scheid                    57   Director                                      1973         2003

                                       DIRECTORS CONTINUING IN OFFICE

Blake L. Chambers                  47   Director                                      1991         2002
Larry G. Wilson                    57   Director                                      1991         2002
Bruce A. Beesley                   45   President, Chief Executive Officer            1988         2001
                                        and Director
C. Darrell Deem                    41   Director                                      1991         2001

-----------------

(1)      At September 30, 1999.

(2)      Includes service as a director of the Bank.

         The business experience of each director of Home Building Bancorp for at least the past five years is set forth below.

         Gregory L. Haag. Since 1980, Mr. Haag has been the owner and President of Haag Heating and Air Conditioning, Inc., located in Washington, Indiana.

         James E. Scheid. Mr. Scheid is owner of Scheid Farms, a farming operation, located in Washington, Indiana. Since 1970, Mr. Scheid has owned and operated his own farm located in Daviess County, Indiana. He also serves as an outpatient supervisor and counselor for Good Samaritan Hospital in Vincennes, Indiana.

         Blake L. Chambers. Mr. Chambers is a partner in the law firm of Waller, Leonard, Chambers & Hanson, a general practice firm located in Washington, Indiana. Mr. Chambers has been a member of the firm since 1978.

         Larry G. Wilson. Mr. Wilson has been the President of R.L. Wilson Family Farms, Inc., a farming operation, located in Montgomery, Indiana for over 16 years.

         Bruce A. Beesley. Mr. Beesley has been President of Home Building Bancorp since its incorporation in 1994. Mr. Beesley was appointed President of Home Building Savings Bank in January 1990 and Chief Executive Officer in September 1990. Mr. Beesley joined Home Building Savings Bank in 1975 as Assistant to the President and was promoted to Senior Vice President in 1982. He has taught several courses at Vincennes University. Mr. Beesley received a Bachelor of Arts degree from Indiana University in 1975 and is also a graduate of the School for Executive Development at the University of Georgia and of the Graduate School of Savings and Loan at Indiana University. Mr. Beesley also holds a Certificate of Achievement from the Institute of Financial Education and is a registered broker with the National Association of Securities Dealers.

         C. Darrell Deem. Mr. Deem has practiced dentistry in the Washington, Indiana area since 1983. Mr. Deem initially began practicing dentistry with Carl
B. O'Connor D.D.S. Inc. In April 1993, Mr. Deem opened his own office in Washington, Indiana.

MEETINGS AND COMMITTEES OF THE BOARDS OF DIRECTORS

         Meetings and Committees of Home Building Bancorp. Meetings of Home Building Bancorp's Board of Directors are held on an as needed basis, but in no event less than quarterly. For the fiscal year ended September 30, 1999, the Board of Directors met eight times. During fiscal 1999, no incumbent director of Home Building Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which they served.

         The Board of Directors of Home Building Bancorp has standing Audit, Compensation and Nominating Committees.

         The Audit Committee is responsible for the review of our annual audit report prepared by our independent auditors. The review includes a detailed discussion with the independent auditors and recommendation to the full Board concerning any action to be taken regarding the audit. Directors Hagel, Wilson, Haag and Deem served on this Committee. During fiscal 1999, the Audit Committee did not meet.

         The Compensation Committee is currently composed of Directors Scheid and Hagel. This Committee is responsible for administering the Home Building Bancorp's 1995 Stock Option and Incentive Plan and the Recognition and Retention Plan. This Committee met once during fiscal 1999.

         The entire Board of Directors acts as a Nominating Committee for selecting nominees for election as directors. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any shareholder entitled to vote for the election of directors who complies with the notice procedures set forth in our Bylaws. Pursuant to our Bylaws, nominations by shareholders must be delivered in writing to the Secretary of Home Building Bancorp at least 30 days prior to the date of the annual meeting.

         Meetings and Committees of Home Building Savings Bank. The Board of Directors generally meets monthly and held 12 meetings during the fiscal year ended September 30, 1999. During fiscal 1999, no incumbent director of the Home Building Savings Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The principal standing committees of Home Building Savings Bank are the Executive and Audit Committees. We also have other committees which meet as needed to review various other functions.

         Home Building Savings Bank Executive Committee exercises the powers of the full Board of Directors between board meetings, except this committee does not have the authority of the Board to amend the charter or bylaws, adopt a plan of merger, consolidation, dissolution or provide for the disposition of all or substantially all of the property and assets of Home Building Savings Bank. The Executive Committee meets as needed to review loan applications, rates paid on savings and loans and other banking transactions. The Executive Committee consisted of President Beesley and Directors Scheid and Haag. The committee requires the agreement of two of the three members to act on any matter. The Executive Committee met 12 times during fiscal 1999.

         The Audit Committee meets quarterly to review reports from the banks independent auditors. The Audit Committee also recommends the selection of Home Building Savings Bank independent accountants to the Board of Directors and meets with the accountants to discuss the scope and to review the results of the annual audit; however in recent years the whole Board (with the exception of President Beesley) has been involved in this process. The Board members of this committee include Directors Deem, Haag and Wilson.

This committee met four times during fiscal 1999.

DIRECTOR COMPENSATION

         Directors of Home Building Bancorp do not receive compensation for their service on Home Building Bancorp's Board of Directors or any committees. During fiscal 1999, however, each member of Home Building Savings Bank Board of Directors received an annual fee of $2,500 per year. Each non-employee director was paid an additional $100 for each regular and special board meeting of Home Building Savings Bank attended. Non-employee directors of Home Building Savings Bank's Executive Committee received $75 for each committee meeting attended and members of Home Building Savings Bank's Audit Committee received a flat fee of $100 per quarter for their service on this committee. Director Chambers received an additional $400 per year for his service as Secretary to the Board of Directors of Home Building Savings Bank. During fiscal 1999 President Beesley did not collect any fees as he is an employee of Home Building Savings Bank. Directors Emeriti, of which Home Building Savings Bank currently has four, are paid $75 per meeting attended.

EXECUTIVE COMPENSATION

         The following table sets forth information concerning the compensation of Home Building Bancorp's Chief Executive Officer. No officer or employee of our's received a salary and bonus in excess of $100,000 during fiscal 1999.

                                               SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------------
                                                                                  Long Term
                                                                                Compensation
                                                Annual Compensation(1)             Awards
---------------------------------------------------------------------------------------------------------------------------
                                                                              Restricted                         All Other
                                                                                Stock       Options            Compensation
Name and Principal Position           Year      Salary($)(2)    Bonus ($)      Award ($)      (#)                   ($)
---------------------------------------------------------------------------------------------------------------------------
Bruce A. Beesley, President,          1999          $63,750        $2,709        $---          ---               $10,228(3)
Chief Executive Officer and           1998           60,875         2,899         ---          ---                11,792
Director                              1997           58,500         2,898         ---          ---                11,022
---------------------------------------------------------------------------------------------------------------------------

(1) Mr. Beesley did not receive any additional benefits or perquisites which, in the aggregate, exceeded 10% of his salary and bonus or $50,000.

(2) Includes director fees of $2,500 received by President Beesley during fiscal 1999, 1998 and 1997.

(3) Represents the Home Building Savings Bank's payment of medical and life insurance premiums of $5,196, as well as the Home Building Savings Bank's contributions to its Employee Stock Ownership Plan of $5,032 on behalf of President Beesley.

         The following table sets forth information concerning the aggregate number and value of stock options held by Mr. Beesley at September 30, 1999. No stock appreciation rights have been granted by us to date.

                           AGGREGATE OPTIONS EXERCISED IN LAST FISCAL YEAR AND FY-END OPTION VALUES
---------------------------------------------------------------------------------------------------------------------------
                                                             Number of Securities                 Value of Unexercised
                                                            Underlying Unexercised                In-the-Money Options
                           Shares                           Options at FY-End (#)                     FY-End ($)(1)
                          Acquired       ----------------------------------------------------------------------------------
                             on            Value
                          Exercise       Realized
         Name                (#)            ($)        Exercisable       Unexercisable      Exercisable       Unexercisable
---------------------------------------------------------------------------------------------------------------------------
   Bruce A. Beesley          ---            ---           4,830              3,220              $0                  $0
---------------------------------------------------------------------------------------------------------------------------

(1) Represents the aggregate market value of the stock options as of September 30, 1999. The market value per share of the stock options is the difference between the market price per share of the Home Building Bancorp common stock ($15.00 per share based upon the average of the closing bid and asked price per share of the Home Building Bancorp common stock as reported on the Nasdaq SmallCap Market on September 30, 1999, less the exercise price ($16.75 per share) of the stock option.

EMPLOYMENT AGREEMENT

         Mr. Beesley, President of Home Building Bancorp and Home Building Savings Bank, has an employment agreement with the Bank. The employment agreement was entered into with Mr. Beesley in connection with Home Building Savings Bank's mutual to stock conversion, and became effective upon completion of the conversion, February 7, 1995. Mr. Beesley's employment agreement is for a term of three years and provides for an annual base salary in an amount not less than his current salary. The agreement provides for an annual extension of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement (i.e., each February 7), subject to a formal performance evaluation performed by disinterested members of Home Building Savings Bank's Board of Directors. The agreement terminates upon the employee's death, for cause, in certain events specified by OTS regulations, or by Mr. Beesley upon 90 days notice to Home Building Savings Bank. For the year ended September 30, 1999, the disinterested members of Home Building Savings Bank's Board of Directors authorized the extension of President Beesley's employment agreement for an additional year.

         The employment agreement provides for payment to the employee of the greater of his salary for the remainder of the term of the agreement, or 299% of the employee's base compensation in the event there is a "change in control" of Home Building Savings Bank where employment terminates involuntarily in connection with such change in control or within twelve months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code of 1986, as amended to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by Home Building Savings Bank for federal income tax purposes. For the purposes of the employment agreement, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. Section 574.3 or 4. Such events are generally triggered prior to the acquisition of control of 10% of Home Building Bancorp common stock. The agreement guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

         Based on his current salary, if Mr. Beesley had been terminated as of September 30, 1999, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $209,000.

CERTAIN TRANSACTIONS

         We have followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. All loans to executive officers and directors were made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

         Director Chambers is with the law firm of Waller, Leonard, Chambers & Hanson which from time to time provides legal services to Home Building Savings Bank. The dollar amount of fees paid by the Bank to Waller, Leonard, Chambers & Hanson was less than five percent of such law firm's gross revenues during fiscal 1999.

      PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

         We have again selected Kemper CPA Group LLC to be our independent auditor for the fiscal year ending September 30, 1999, subject to the ratification by our shareholders. A representative of Kemper CPA Group LLC is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KEMPER CPA GROUP LLC AS OUR AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000.

                              SHAREHOLDER PROPOSALS

         In order to be eligible for inclusion in the proxy materials for next year's annual meeting of shareholders, any shareholder proposal to take action at such annual meeting must be received at the executive office located at 200 East Van Trees Street, Washington, Indiana 47501 no later than August 9, 2000. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. Otherwise, any shareholder proposal to take action at such annual meeting must be received at our executive office located at 200 East Van Trees Street, Washington, Indiana 47501 by November 17, 2000; provided, however, that in the event that the date of the annual meeting is held before December 19, 2000, or after February 18, 2001, the shareholder proposal must be received not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such annual meeting was first made. All shareholder proposals must also comply with our bylaws and Delaware law.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the annual meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                 REVOCABLE PROXY

                           HOME BUILDING BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                                January 17, 2000

         The undersigned hereby appoints the members of the Board of Directors of Home Building Bancorp, Inc., and its survivors, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock which the undersigned is entitled to vote at the annual meeting of shareholders, to be held on Monday, January 17, 2000 at the main office of Home Building Bancorp, Inc., located at 200 East Van Trees Street, Washington, Indiana at 10:30 A.M. local time, and at any and all adjournments thereof, as follows:

                                                                                                         FOR ALL
                                                                FOR                 WITHHOLD              EXCEPT
                                                        ---------------------------------------------------------------
(1)      The election of GREGORY L. HAAG and                    |_|                   |_|                  |_|
         JAMES E. SCHEID as directors for terms to
         expire in the year 2003.

         INSTRUCTIONS:  TO VOTE FOR ALL NOMINEES MARK THE BOX "FOR" WITH AN "X".
         TO WITHHOLD YOUR VOTE FOR ALL NOMINEES MARK THE BOX "WITHHOLD" WITH AND
         "X". TO WITHHOLD YOUR VOTE FOR AN INDIVIDUAL  NOMINEE MARK THE BOX "FOR
         ALL  EXCEPT"  WITH AN "X" AND WRITE THE NAME OF THE NOMINEE ON THE LINE
         PROVIDED BELOW FOR WHOM YOU WISH TO WITHHOLD YOUR VOTE.

                                                                FOR                 AGAINST              ABSTAIN
                                                        ---------------------------------------------------------------
II       The ratification of the appointment of                 |_|                   |_|                  |_|
         Kemper   CPA Group LLC as independent
         auditors for Home Building Bancorp for
         the fiscal year ending September 30, 2000.

         In their discretion, the proxies are authorized to vote on any other business that may properly come before the annual meeting or any adjournment thereof.

      The Board of Directors recommends a vote "FOR" the listed proposals.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH HEREIN. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         This proxy may be revoked at any time before it is voted by delivering to the Secretary of Home Building Bancorp, on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Home Building Bancorp common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. Any written notice revoking this proxy should be delivered to Debra K. Shields, Secretary of Home Building Bancorp, at 200 East Van Trees Street, Washington, Indiana 47501. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned shareholder acknowledges receipt from Home Building Bancorp, prior to the execution of this Proxy, of the Notice of the Annual Meeting, a Proxy Statement dated December 6, 1999 and Home Building Bancorp's Annual Report to Shareholders for the fiscal year ended September 30, 1999.

                      Dated:
                              ------------------------


                      -----------------------------------         -----------------------------------
                      PRINT NAME OF SHAREHOLDER                   PRINT NAME OF SHAREHOLDER


                      -----------------------------------         -----------------------------------
                      SIGNATURE OF SHAREHOLDER                    SIGNATURE OF SHAREHOLDER


                      PLEASE SIGN EXACTLY AS YOUR NAME  APPEARS  ABOVE ON THIS CARD.
                      WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR,  TRUSTEE OR
                      GUARDIAN,  PLEASE  GIVE YOUR FULL  TITLE.  IF SHARES  ARE HELD
                      JOINTLY, EACH HOLDER SHOULD SIGN.

                      -------------------------------------------------------------------------------

                               PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                                            THE ENCLOSED POSTAGE-PAID ENVELOPE

                      -------------------------------------------------------------------------------